                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-21172

                      SCUDDER RREEF REAL ESTATE FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder RREEF Real Estate Fund, Inc.

Semiannual Report to Stockholders

June 30, 2005

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Account Management Resources

Click Here Privacy Statement

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. REIT investments can be affected by interest rate moves, economic cycles, and tax and regulatory requirements. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of Scudder RREEF Real Estate Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Returns during part or all of the periods shown reflect a fee and/or expense waiver. Without this waiver, returns would have been lower.

Average Annual Return as of 6/30/05
	6-Month*	1-Year	Life of Fund*
Based on Net Asset Value(a)	7.84%	39.74%	38.87%
Based on Market Value(a)	4.77%	37.32%	28.07%
NAREIT Equity REIT Index(b)	6.38%	32.66%	30.30%

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/05	As of 12/31/04
Net Asset Value	$ 25.99	$ 25.01
Market Price	$ 21.93	$ 21.73
Distribution Information
Six Months: Income Dividends (common shareholders) as of 6/30/05	$ .78

* The Fund commenced operations on October 31, 2002. Index comparison begins on October 31, 2002.

a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

b The NAREIT Equity REIT Index is an unmanaged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Co-Managers Jerry W. Ehlinger, John F. Robertson, John W. Vojticek and Mark D. Zeisloft discuss the market environment, performance results and positioning of Scudder RREEF Real Estate Fund, Inc. (AMEX listing SRQ) during its most recent semiannual period ended June 30, 2005.

Q:  How did Scudder RREEF Real Estate Fund, Inc. perform during the six-month period ended June 30, 2005?

A:  Following a difficult first quarter for yield-oriented investments including REITs, the REIT market recovered during the second quarter of 2005 and the fund returned a positive 7.84% based on net asset value (NAV) for the six-month period ended June 30, 2005. The fund's NAV return surpassed the six-month 6.38% return of the fund's benchmark, the NAREIT Equity REIT Index. Based on market price, the fund posted a 4.77% return. The fund had a closing value of $21.93 per share based on market price ($25.99 per share based on net asset value) as of June 30, 2005. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.) Over the period, the NAREIT Equity REIT Index outperformed the -3.65% return of the Dow Jones Industrial Average, the -0.81% return of the Standard & Poor's 500 Index (S&P 500) and the -5.45% return of the Nasdaq Composite Index.1

1 The NAREIT Equity REIT Index is an unmanaged, weighted index of REITs that own or have equity interest in real estate (rather than making loans secured by real estate collateral).

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks of major industrial companies.

The Standard & Poor's 500 Index (S&P 500) is an unmanaged index widely regarded as representative of the equity market in general.

The Nasdaq Composite Index (Nasdaq) is an unmanaged, broad-based, capitalization-weighted index of all Nasdaq National Market and SmallCap Market stocks.

Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q:  What is RREEF?

A:   America, L.L.C. (RREEF), founded in 1975 and headquartered in Chicago, is the North American business unit of DB Real Estate, a unit of Deutsche Bank AG. RREEF is a full-service real estate investment advisor that manages approximately $30.8 billion of real estate assets on behalf of its clients, of which $9.7 billion is in real estate securities and approximately $21.1 billion is invested directly in real estate (as of June 30, 2005). Across the United States, RREEF has approximately 700 property management professionals located in 30 metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we realize helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of Scudder RREEF Real Estate Fund, Inc., and manages the day-to-day operations of the fund's investment portfolio.

Q:  What factors influenced the performance of REITs during the first six months of 2005?

A:  As was the case in 2004, the REIT market experienced significant volatility during the first six months of this year. During the first quarter, REITs were down -7.59%, as measured by the NAREIT Equity REIT Index.

The most important factor influencing the performance of REITs during the period was interest rates. Coming into the year, yield-oriented investors were concerned about an accelerating economy and the higher interest rates that would likely accompany it, as well as the Federal Reserve Board's (the Fed) continued "measured" program of raising short-term interest rates. This environment applied downward pressure on the prices of REITs which temporarily were trading like bonds because of the high dividend yield that REITs typically carry. With the strong prospect that bond yields would rise in an accelerating economy, and with the threat of inflation, REIT prices were hit hard during the first quarter (bond prices decline when interest rates rise).2 When over the course of the quarter longer-term Treasury bond yields did not rise even in the face of continuing Fed actions to raise short-term rates — with some long bond sectors actually experiencing yield declines — REIT prices began to bounce back. The REIT market as measured by the NAREIT Equity REIT Index was up 13.52% during the second quarter.

2 Bond investors typically demand higher yields in return for holding longer-dated instruments as compensation for the possibility of higher inflation.

3 Price-to-earnings (p/e) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

A widely discussed factor regarding REIT prices during the period was "valuation." Should REITs be considered fully valued, or is there still room for their prices to rise? Looking at the market for publicly traded REITs, by the second quarter some investors believed that the asset class was overvalued — REIT price-to-earnings ratios (price multiples) are now averaging approximately15x (15 times) to 16x earnings. Historically, 12x or 13x earnings has been considered the high end of the valuation range for REIT prices.3

On the other hand, if we look at the market for privately owned real estate, the REIT market (also known as the public real estate market) may well be fairly valued to slightly undervalued. This is evidenced by several M&A (merger and acquisition) transactions that took place during the six months ended June 30. Most notably, real estate advisor ING Clarion purchased Gables Residential Trust, an apartment REIT based in the Southeast, at a price well in excess of where the public market was pricing Gables. There were two similar M&A transactions in the REIT market during the period in which direct property investors acquired publicly traded REITs at a premium to the REIT's share price. These transactions validated higher private market real estate pricing, suggested REITs were undervalued relative to the private market, and pushed the REIT market to new highs. In addition, fundamental factors such as rising earnings and internal growth rates of underlying assets within a sector (for example, the relative growth and economic health of the stores within malls that make up the regional mall sector) contributed to the ongoing attractiveness of the REIT market.

Q:  Which individual holdings had a significant impact on performance during the period?

A:  Besides Gables Residential Trust (discussed above), the two largest contributors to fund performance during the period were Simon Property Group, Inc. and Ventas, Inc. In the case of Simon Property Group, approximately 7.2% of portfolio assets was invested in this REIT as of June 30, and the company's stock was up significantly during the period. Simon Property Group is part of the regional mall sector, which continues to perform well based on attractive valuations and earnings growth. Demand for regional mall space continues to be strong. This is particularly true in the high-end portion of the regional mall sector, where Simon has significant exposure.

Ventas, Inc. is a health care REIT. The health care sector came under pressure earlier in the year because of concerns that the US budget deficit would cause the government to cut Medicare payments. Such reductions could negatively affect skilled nursing facilities, to which many health care REITs have exposure. Early in the second quarter, however, the government made a series of announcements that essentially left Medicare reimbursement levels unchanged. The market — which was expecting bad news — reacted favorably to these announcements, and health care REITs, such as Ventas, significantly benefited. In our opinion, Ventas is one of the best-managed company in the health care REIT sector. The company has excess capital and the ability to grow, and its management is creative and aggressive. During the past quarter, Ventas announced its intention to acquire Provident Health Care, a private health care REIT, a transaction that investors generally viewed favorably.

Q:  Which individual holdings detracted from performance over the period?

A:  Two of the main detractors during the period were Hersha Hospitality Trust (in the hotel sector) and iStar Financial, Inc. (diversified/mortgage REIT). In the case of Hersha Hospitality Trust, the hotel sector in general underperformed the REIT benchmark index during the six-month period. Driving the sector's underperformance were concerns that the US economy might be slowing, which could hurt the hotel sector. Hersha in particular has struggled since its initial public offering, as it has seemed unable to make realistic earnings forecasts and then meet its targets. In an effort to improve its reporting ability, Hersha recently hired a new chief accounting officer. The company's stock has one of the higher yields among REITs in the hotel sector, and Hersha still has a solid track record as an asset manager and developer. We are optimistic that Hersha can make significant improvements in its financial reporting and restore investors' confidence in that part of its operations.

iStar Financial creates custom-tailored financing for private and corporate owners of real estate. iStar has been more sensitive to interest rate movements than other REITs, and it was hurt during the period by downward price pressure on mortgage REITs. Investors were concerned that lower long-term interest rates might lead to higher prepayments of mortgage-backed securities (forcing reinvestment in mortgage securities at lower interest rates). Such prepayments could negatively affect a mortgage REIT company's future earnings. In the case of iStar, as opposed to other mortgage REITs, we are not as concerned about mortgage prepayments and continue to have confidence in the company's prospects.

Q:  What other factors affected the fund's performance during the semiannual period?

A:  The fund's approximate 15% position in preferred stocks (the remainder of the fund is invested in REIT common stocks and cash) detracted from performance during the period. With common stocks outperforming preferreds over the six-month period, especially in the second quarter, the fund's higher allocation to preferred stock held back performance. Notwithstanding the first half of 2005, we plan to maintain approximately 15% of the portfolio in preferred stocks because we remain cautious about the valuation levels of REIT common stocks.

Q:  Will you describe the fund's positioning within the various REIT sectors?

A:  The fund's largest overweight is in the hotel sector, followed by the regional mall sector. Both of those overweight decisions are predicated on our expectations for solid internal growth within each of these sectors over the balance of this year and into next year.

In the hotel sector, we are now seeing occupancy levels that allow major hotels to raise room rates more aggressively. Room rates have been rising and have an even greater impact on the bottom line of hotels than do occupancy levels. We believe this trend will continue for the remainder of this year and into next and will drive strong earnings growth in the hotel sector. As we've stated, at certain points in 2005, investors have shown concern over whether a slowdown in economic growth would hurt hotels. We are less concerned about this scenario because of major hotels' healthy advance group bookings for the third and fourth quarters of this year. Even if the economy experiences weaker-than-expected growth, we think hotels will post solid earnings through the remainder of this year.

Within regional malls, a solid retail sales environment is leading to increased demand on the part of retailers for mall space. At the same time, development of new malls (i.e., supply) has been held in check. Many of the REIT companies in the mall sector are now focused on redevelopment activities, which are expected to bring a higher rate of return than new development. Even after four years of strong performance by regional malls, we see favorable valuations in this sector and solid earnings growth.

Until late in the first quarter, the fund had been slightly underweight in the office sector. However, we are beginning to increase the fund's weighting here and anticipate being neutral to overweight in the office sector for most of the coming period. Again, this is a function of the improving US economy. Leasing activity within the sector is picking up, and we are seeing the beginning stages of rent growth. Until recently, only three office markets were providing positive performance: midtown New York City, Washington, D.C. and Southern California. Now growth is beginning to spread to other parts of the country — the Southeast markets in particular. We believe this trend should lead to increased earnings for the office sector.

The fund continues its underweight in the retail sector, even though fundamental factors within the sector appear strong. In our view, many retail stocks are fully valued or even overvalued. The high-water mark for retail sector valuation seemed to come during the first quarter when Regency Centers Corp. purchased the First Washington portfolio of properties at what the market perceived was a high premium. We will continue to monitor the retail sector for attractive values.

As we mentioned, the first large M&A transaction within the REIT market during the period was in apartments, the ING Clarion/Gables transaction. Following the transaction, REIT prices within the sector generally moved up. While fundamental factors in the apartment sector are improving, we believe apartment REITs are currently "priced for perfection" (i.e., their current stock prices are based on the notion that earnings results will always meet or exceed expectations). Therefore, we are maintaining a neutral weighting in the apartment sector due to uncertainty over the economy. If economic activity accelerates in the second half of 2005, apartments should perform well.

Q:  What are the prospects for the REIT marketplace for the remainder of 2005 and into 2006?

A:  After a banner year in 2004, we were cautious about REIT returns this year. So far, the market's performance has exceeded our expectations. As we have stated, market participants are currently debating whether the REIT market is fairly valued, though internal growth within many REIT sectors continues to improve. Historically, in an improving market cycle, investors have tended to underestimate the rate of improvement. Of course, much depends on how fast the economy grows and how interest rate levels affect the REIT market. The short-term effect of interest rates during the first quarter was negative, but we do not believe interest rates will hurt REIT performance longer term, as long as market fundamentals continue to improve. We expect that market volatility will continue due to the lack of a clear consensus as to when and by how much the Fed will raise short-term interest rates.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2005

Asset Allocation	6/30/05	12/31/04

Common Stocks	82%	82%
Preferred Stocks	15%	14%
Other	2%	2%
Convertible Bond	1%	1%
Cash Equivalents	—	1%
Total Asset Allocation	100%	100%
Sector Diversification (Excludes Cash Equivalents)	6/30/05	12/31/04

Diversified	17%	11%
Office	14%	19%
Regional Malls	14%	14%
Apartments	12%	18%
Shopping Centers	12%	12%
Hotels	10%	9%
Industrials	8%	8%
Health Care	8%	7%
Storage	3%	—
Other	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (55.2% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	7.2%
2. Glimcher Reality Trust Developer and manager of regional malls and shopping centers	6.8%
3. Liberty Property Trust Owner of office and industrial properties	6.7%
4. Ventas, Inc. Investor in long-term health care facilities	6.3%
5. Apartment Investment & Management Co. "A" Owner of diversified portfolio of multifamily apartment properties	5.2%
6. iStar Financial, Inc. Provider of structured financing	5.2%
7. Mack-Cali Realty Corp. Developer and manager of office properties	5.1%
8. Heritage Property Investment Trust Operator of a private real estate investment trust	4.3%
9. Extra Space Storage, Inc. Developer and manager of self-storage properties	4.2%
10. Amli Residential Properties Trust Provider of real estate services	4.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 111.5%
Apartments 15.2%
Amli Residential Properties Trust (REIT)	564,400	17,643,144
Apartment Investment & Management Co. "A" (REIT)	534,600	21,875,832
Avalonbay Communities, Inc. (REIT)	171,600	13,865,280
Gables Residential Trust (REIT)	139,000	6,008,970
GMH Communities Trust (REIT)	305,500	4,231,175
		63,624,401
Diversified 22.2%
American Campus Communities, Inc. (REIT) (d)	736,602	16,706,133
American Financial Realty Trust (REIT)	1,048,800	16,130,544
Canyon Ranch Holdings LLC (REIT)	230,400	6,211,544
Crystal River Capital 144A	167,500	4,187,500
Deerfield Triarc Capital Corp. (REIT)*	337,500	5,295,375
Digital Realty Trust, Inc. (REIT)	409,500	7,117,110
iStar Financial, Inc. (REIT)	521,600	21,693,344
Lexington Corporate Properties Trust (REIT)	659,100	16,022,721
		93,364,271
Health Care 9.0%
National Health Realty, Inc. (REIT)	11,500	214,015
Senior Housing Properties Trust (REIT)	592,300	11,200,393
Ventas, Inc. (REIT)	868,800	26,237,760
		37,652,168
Hotels 6.3%
Eagle Hospitality Properties Trust, Inc. (REIT)	352,900	3,214,919
Hersha Hospitality Trust (REIT)	535,300	5,106,762
Strategic Hotel Capital, Inc. (REIT)	690,900	12,436,200
Winston Hotels, Inc. (REIT)	504,600	5,681,796
		26,439,677
Industrial 10.3%
First Industrial Realty Trust, Inc. (REIT)	376,200	15,010,380
Liberty Property Trust (REIT)	633,900	28,088,109
		43,098,489
Office 19.3%
Arden Realty Group, Inc. (REIT)	487,400	17,536,652
CRT Properties, Inc. (REIT)	262,000	7,152,600
Glenborough Realty Trust, Inc. (REIT)	261,600	5,386,344
Highwoods Properties, Inc. (REIT)	481,500	14,329,440
HRPT Properties Trust (REIT)	1,254,971	15,599,290
Mack-Cali Realty Corp. (REIT)	468,800	21,236,640
		81,240,966
Regional Malls 16.9%
Feldman Mall Properties, Inc. (REIT)	436,300	6,086,385
Glimcher Realty Trust (REIT)	1,024,050	28,417,387
Simon Property Group, Inc. (REIT)	419,597	30,416,587
The Macerich Co. (REIT)	91,000	6,101,550
		71,021,909
Shopping Centers 8.1%
Heritage Property Investment Trust (REIT)	518,900	18,171,878
Regency Centers Corp. (REIT)	274,000	15,672,800
		33,844,678
Storage 4.2%
Extra Space Storage, Inc. (REIT)	1,233,797	17,680,311
Total Common Stocks (Cost $316,988,142)		467,966,870
	Principal Amount ($)	Value ($)

Convertible Bond 1.2%
Hotels
Meristar Hospitality Corp., 9.5%, 4/1/2010 (REIT) (Cost $4,000,000)	4,000,000	5,065,000
	Shares	Value ($)

Preferred Stocks 20.3%
Apartments 1.4%
Associated Estates Realty Corp., 8.70%, Series II (REIT)	221,000	5,746,000
Diversified 0.9%
Digital Realty Trust, Inc., 8.5%, Series A (REIT)	151,200	3,973,733
Health Care 1.4%
LTC Properties, Inc., 8.0%, Series F (REIT)	225,000	5,754,375
Hotels 6.9%
Boykin Lodging Co., 10.5%, Series A (REIT)	84,600	2,347,650
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A (REIT)	176,800	4,480,784
Equity Inns, Inc., 8.750%, Series B (REIT)	498,000	12,963,587
Strategic Hotel Capital, Inc., 8.5%, 144A (REIT)	167,500	4,224,149
Sunstone Hotel Investors, Inc., 8.0%, Series A (REIT)	196,500	5,059,875
		29,076,045
Regional Malls 1.5%
Taubman Centers, Inc., 8.3%, Series A (REIT)	71,700	1,809,709
Taubman Centers, Inc., 8.0%, Series G (REIT)	170,747	4,379,660
		6,189,369
Shopping Centers 8.1%
Cedar Shopping Centers, Inc., 8.875% (REIT)	150,000	4,005,000
Ramco-Gershenson Properties Trust, 9.5%, Series B (REIT)	208,000	5,534,880
The Mills Corp., 9.0%, Series C (REIT)	414,400	11,266,500
The Mills Corp., 8.75%, Series E (REIT)	190,000	5,149,000
Urstadt Biddle Properties, Inc., 8.5%, Series C (REIT)	75,000	8,212,500
		34,167,880
Storage 0.1%
Public Storage, Inc., 10.00%, Series A (REIT)	12,800	362,880
Total Preferred Stocks (Cost $80,528,754)		85,270,282

Other 3.3%
Innkeepers USA Trust (REIT) (Limited Partnership) (b) (Cost $8,662,729)	901,333	13,952,635

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 3.14% (c) (Cost $997,213)	997,213	997,213
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $411,176,838) (a)	136.6	573,252,000
Other Assets and Liabilities, Net	1.5	6,431,636
Preferred Stock, at Redemption Value	(38.1)	(160,000,000)
Net Assets applicable to common shareholders	100.0	419,683,636

* Non-income producing security.

(a) The cost for federal income tax purposes was $411,185,156. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $162,066,844. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $162,475,967 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $409,123.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Restricted Security	Acquisition Dates	Cost ($)	Value ($)	As a % of Net Assets
Innkeepers USA Trust (REIT) (Limited Partnership)	November 2002— June 2005	8,662,729	13,952,635	3.3

(c) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Affiliated issuer (see Notes to Financial Statements).

REIT: Real Estate Investment Trust

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At June 30, 2005, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) (US$)
1/14/2004 1/14/2008	40,000,000+	Fixed — 2.992%	USD-Floating LIBOR BBA	791,493
1/28/2003 1/28/2008	40,000,000+	Fixed — 3.247%	USD-Floating LIBOR BBA	686,477
1/28/2003 1/28/2010	40,000,000+	Fixed — 3.769%	USD-Floating LIBOR BBA	615,168
1/28/2003 1/28/2013	40,000,000+	Fixed — 4.258%	USD-Floating LIBOR BBA	(229,138)
Total net unrealized appreciation				1,864,000

Counter Party:

+ UBS AG

LIBOR: represents London InterBank Offered Rate.

BBA: British Bankers' Association.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Unaffiliated issuers (cost $397,289,090)	$ 555,548,654
Affiliated issuers (cost $12,890,535)	16,706,133
Investments in Scudder Cash Management QP Trust (cost $997,213)	997,213
Total investments in securities, at value (cost $411,176,838)	573,252,000
Cash	3,158
Receivable for investments sold	46,428,208
Dividends receivable	3,712,760
Interest receivable	112,715
Other assets	3,574
Unrealized appreciation on interest rate swaps	2,093,138
Total assets	625,605,553
Liabilities
Payable for investments purchased	45,300,254
Accrued investment management fee	254,337
Unrealized depreciation on interest rate swaps	229,138
Other accrued expenses and payables	138,188
Total liabilities	45,921,917
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 6,400 shares issued and outstanding)	160,000,000
Net assets applicable to common shareholders, at value	$ 419,683,636
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	27,664
Net unrealized appreciation (depreciation) on: Investments	162,075,162
Interest rate swaps	1,864,000
Accumulated net realized gain (loss)	26,960,051
Paid-in capital	228,756,759
Net assets applicable to common shareholders, at value	$ 419,683,636
Net Asset Value
Net Asset Value per common share ($419,683,636 ÷ 16,149,757 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 25.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends — unaffiliated issuers	$ 16,147,376
Dividends — affiliated issuers	497,206
Interest	190,000
Interest — Scudder Cash Management QP Trust	60,113
Total Income	16,894,695
Expenses: Investment management fee	2,284,570
Services to shareholders	7,205
Custodian and accounting fees	40,292
Auditing	42,942
Legal	31,522
Directors' fees and expenses	8,749
Reports to shareholders	34,167
Stock exchange listing fee	9,336
Auction agent fee	217,076
Other	32,528
Total expenses, before expense reductions	2,708,387
Expense reductions	(674,585)
Total expenses, after expense reductions	2,033,802
Net investment income (loss)	14,860,893
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	23,608,426
Interest rate swaps	(618,993)
22,989,433
Net unrealized appreciation (depreciation) during the period on: Investments	(7,270,806)
Interest rate swaps	209,743
(7,061,063)
Net gain (loss) on investment transactions	15,928,370
Net increase (decrease) in net assets resulting from operations	30,789,263
Distributions to Preferred Shareholders from net investment income	(2,232,079)
Net increase (decrease) in net assets, applicable to common shareholders	$ 28,557,184

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 14,860,893	$ 16,183,642
Net realized gain (loss) on investment transactions	22,989,433	36,344,921
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,061,063)	65,951,029
Net increase (decrease) in net assets resulting from operations	30,789,263	118,479,592
Distributions to Preferred Shareholders from net investment income	(2,232,079)	(2,424,421)
Net increase (decrease) in net assets applicable to common shareholders	28,557,184	116,055,171
Distributions to common shareholders from: Net investment income	(12,596,810)	(23,255,650)
Net realized gains	—	(20,187,196)
Total distributions to common shareholders	(12,596,810)	(43,442,846)
Fund share transactions: Sales load on issuance of Preferred shares	—	(400,000)
Offering costs from issuance of Preferred shares	(123,406)	(132,700)
Net increase (decrease) in net assets from Fund share transactions	(123,406)	(532,700)
Increase (decrease) in net assets	15,836,968	72,079,625
Net assets at beginning of period	403,846,668	331,767,043
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $27,664 and $4,340, respectively)	$ 419,683,636	$ 403,846,668
Other Information
Common shares outstanding at beginning of period	16,149,757	16,149,757
Common shares outstanding at end of period	16,149,757	16,149,757

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005[a]	2004	2003[b]	2002[c]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 25.01	$ 20.54	$ 14.76	$ 14.33[d]
Income (loss) from investment operations: Net investment income (loss)[e]	.92	1.00	1.04	.16
Net realized and unrealized gain (loss) on investment transactions	.99	6.34	6.60	.47
Total from investment operations	1.91	7.34	7.64	.63
Distributions to Preferred Shareholders from net investment income (common share equivalent)	(.14)	(.15)	(.09)	—
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	1.77	7.19	7.55	.63
Less distributions to common shareholders: Net investment income	(.78)	(1.44)	(1.38)	(.14)
Net realized gains on investment transactions	—	(1.25)	(.30)	(.03)
Total distributions to common shareholders	(.78)	(2.69)	(1.68)	(.17)
Dilution resulting from issuance of Preferred shares[e]	(.01)	(.03)	(.09)	—
Offering costs charged to paid-in capital	—	—	—	(.03)
Net asset value, end of period	$ 25.99	$ 25.01	$ 20.54	$ 14.76
Market price, end of period	$ 21.93	$ 21.73	$ 19.18	$ 14.85
Total Return
Based on net asset value (%)[g,h]	7.84**	39.07	53.64	4.15**
Based on market price (%)[g,h]	4.77**	29.39	42.50	.11**

Years Ended December 31,	2005[a]	2004	2003[b]	2002[c]
Ratios to Average Net Assets and Supplemental Data
Common share information at period end: Net assets, end of period ($ millions)	420	404	332	238
Ratios based on net assets of common shares Expenses before expense reductions (%)	1.43*	1.47	1.43	1.17*
Expenses after expense reductions (%)	1.07*	1.11	1.08	.82*
Net investment income (loss) (%)[i]	7.84*	4.57	6.07	1.09**
Common and Preferred Share information at period end: Ratios based on net assets of common and Preferred shares Expenses before expense reductions (%)[f]	1.01*	1.01	1.01	—
Expenses after expense reductions (%)[f]	.76*	.76	.76	—
Net investment income (loss) (%)[f]	5.52*	3.15	4.28	—
Portfolio turnover rate (%)	32*	29	36	1*
Preferred Share information at period end Aggregate amount outstanding ($millions)	160	160	120	—
Asset coverage per share ($)***	90,576	88,101	94,118	—
Liquidation and market value per share ($)	25,000	25,000	25,000	—

[a] For the six months ended June 30, 2005 (Unaudited).

[b] As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratios for the period ended December 31, 2004 by .99% and .68% based on net assets of common shares and common and preferred shares, respectively, and net investment income per share by $.22. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income ratios by 1.04% and .73% based on net assets of common shares and common and preferred shares, respectively, and to net investment income per share of $.18, in the year ended December 31, 2003.

[c] For the period from October 31, 2002 (commencement of operations) to December 31, 2002.

[d] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).

[e] Based on average common shares outstanding during the period.

[f] The Fund issued 4,800 and 1,600 Preferred shares on January 15, 2003 and January 12, 2004, respectively.

[g] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[h] Total return would have been lower had certain expenses not been reduced.

[i] Net investment income ratios for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003 do not reflect distributions to Preferred shareholders. Ratios reflecting such payments are 6.66%, 3.88% and 5.56%, respectively.

* Annualized ** Not annualized

*** Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder RREEF Real Estate Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 3,200 shares of Series A and 3,200 shares of Series B Preferred Shares, each at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class-specific preferences over the Common Shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every seven days. At June 30, 2005, the annualized dividend rate, as set by the auction process, for Series A and Series B was 2.85% and 2.84%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are all cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Offering Costs. During the period additional Offering Costs of $123,406 were incurred in connection with the offering of additional Series A and Series B Preferred Shares in 2004 and were charged directly to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended June 30, 2005 purchases and sales of investment securities (excluding short-term investments) aggregated $83,914,765 and $102,451,845, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject at all times to the general supervision of the Fund's Board of Directors. Pursuant to the Investment Advisory Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"). Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the average daily total managed assets of the Fund, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the liquidation preference of any preferred shares plus the principal amount of any borrowings.

In addition, for the six months ended June 30, 2005, the Investment Manager contractually agreed to waive a portion of its Investment Management fees in the amount of 0.25% of the Fund's average daily total managed assets (which includes the liquidation preference of any Fund Preferred Shares) until December 31, 2007, such waiver will decline by 0.05% in each of the next four years. Accordingly, for the period, the Investment Manager did not impose a portion of its Investment Management fee pursuant to the Investment Management Agreement aggregating $671,932 and the amount imposed aggregated $1,612,638 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily total managed assets of both common and preferred shares.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Investment Manager and Investment Advisor, is the transfer and dividend-paying agent and registrar for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SISC aggregated $5,481, of which $4,103 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2005 by SFAC aggregated $32,284, of which $3,618 is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and Investment Advisor, is the auction agent with respect to the preferred shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund. The amount charged to the Fund ("Auction Agent Fee") for the six months ended June 30, 2005 aggregated $217,076, of which $2,225 is unpaid.

In addition, Deutsche Bank Trust Company, an affiliate of the Investment Manager and Investment Advisor, charges an Administration fee for preferred shares per series. The amount charged to the Fund for the six months ended June 30, 2005 aggregated $6,000, of which all is unpaid.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by DeIM aggregated $11,280, of which $5,640 is unpaid at June 30, 2005.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended June 30, 2005, the Investment Manager agreed to reimburse the Fund $2,603, which represents a portion of the fee savings expected to be realized by the Investment Manager related to the outsourcing by the Investment Manager of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2005, the Fund's custodian fees were reduced by $50 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the six months ended June 30, 2005 with companies which are or were affiliates is as follows:

Affiliate	Common Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Value at 6/30/05 ($)
American Campus Communities, Inc. (REIT)	736,602	—	—	—	497,206	16,706,133

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values,; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

Scudder RREEF Real Estate Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
811 Main Street
Kansas City, MO 64105-2005
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. US shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

On February 4, 2005, the Board of Directors (the "Board") of Scudder RREEF Real Estate Fund, Inc. (the "Fund") approved the Fund's election to become subject to various provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law. Pursuant to such election, the Fund's charter now provides, subject to applicable provisions of the Investment Company Act of 1940, as amended, that (1) the Board shall have the exclusive power to set the number of directorships on the Board and to fill Board vacancies and (2) any such vacancy shall be filled for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is duly elected and qualifies. The Board also approved the amendment and restatement of the Fund's Bylaws (the "Bylaws"). The Fund's Bylaws now (1) provide for the election of each Director by the affirmative vote of a majority of the shares of the Fund's stock outstanding and entitled to vote thereon, (2) provide for detailed procedures related to the calling of stockholder-requested special meetings and (3) require stockholders to provide notice to the Fund of a nominee for director or other business to be presented at an annual meeting of stockholders 90 to 120 days before the first anniversary of the mailing of the notice of the prior year's annual meeting of stockholders. These changes make the Fund's operations and governance more consistent with that of Scudder RREEF Real Estate Fund II, Inc., a Maryland corporation and closed-end investment company also overseen by the Board. These changes to the Fund's charter and Bylaws could delay, defer or prevent a change of control of the Fund. Articles Supplementary to the Fund's charter and the Fund's amended and restated Bylaws are available on the SEC's website at www.sec.gov.

Account Management Resources

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management, Inc. 280 Park Avenue New York, NY 10017
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	UBS Securities LLC 299 Park Avenue New York, NY l0l71
Transfer Agent	Scudder Investments Service Company 210 W. 10th Street Kansas City, MO 64105-1614 (800) 294-4366
Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRQ	CUSIP Number	81119Q100
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

RREEF Real Estate Fund, Inc.

Item 9 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------

                                                        (c)           (d)
                                                        Total         Maximum
                                                        Number of     Number of
                                                        Shares        Shares
                               (a)          (b)         Purchased     that May
                               Total        Average     as Part of    Yet Be
                               Number       Price       Publicly      Purchased
                               of           Paid        Announced     Under the
                               Shares       per         Plans or      Plans or
Period                         Purchased    Share       Programs      Programs
--------------------------------------------------------------------------------

January 1 through January 31      0          $0            n/a            n/a
February 1 through February 28    0          $0            n/a            n/a
March 1 through March 31          0          $0            n/a            n/a
April 1 through April 30          0          $0            n/a            n/a
May 1 through May 31              0          $0            n/a            n/a
June 1 through June 30            0          $0            n/a            n/a

--------------------------------------------------------------------------------
Total                             0          $0            n/a            n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder RREEF Real Estate Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder RREEF Real Estate Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 31, 2005